UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2006

USA TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Pennsylvania	33-70992	23-2679963
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

610-989-0340
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 15, 2006, USA Technologies, Inc. (the “Company”), entered into stock purchase agreements (the “Agreements”) with certain investors (“Buyers”). Pursuant to the Agreements, the Company agreed to sell to the Buyers 1,400,000 shares of the Company’s Common Stock (“Shares”) at a price of $6.00 per Share, for gross proceeds of $8,400,000. The Company also agreed to issue to the Buyers warrants to purchase up to 700,000 Shares at an exercise price of $6.40 per Share exercisable at any time through December 31, 2011 (“Warrants”). The closing under the Agreements occurred on December 20, 2006.

All of the Buyers qualified as accredited investors as such term is defined in Rule 501 under the Securities Act of 1933, as amended (“Act”). The Shares and Warrants issued by the Company to the Buyers (and the Shares underlying the Warrants) have not been registered under the Act. The offer and sale of the Shares and the Warrants by the Company to the Buyers was exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

William Blair & Co., LLC (“Blair”) acted as the exclusive placement agent for the private placement. As compensation for its services, Blair will receive from the Company a fee equal to eight percent (8%) of the total consideration to be received by the Company as a result of the offering (other than consideration received from Buyers who were existing investors in the Company). The fee will be comprised of 7% in cash, or $520,800, and 1% in the form of five-year warrants for the purchase of the Company’s Common Stock at 110% of the purchase price paid by the Buyers.

Pursuant to the Agreements, the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares and of the Shares underlying the Warrants within thirty days from the date of the Agreements. In the event that the registration statement to be filed by the Company is not declared effective by the SEC within ninety (90) days from the date of the Agreements, the Company is required to pay to the Buyers a cash payment equal to one percent (1%) of the aggregate subscription price paid by the Buyers for each month beyond such ninety (90) day period that the registration statement is not effective. The maximum aggregate penalty payable to the Buyers is twelve percent (12%) of the aggregate subscription price paid by the Buyers.

On December 15, 2006, the Company issued a press release reporting its entry into the Agreements and the private placement contemplated thereby, which is filed hereto as Exhibit 99.1.

ITEM 9.01

   (c) Financial Statements and Exhibits

The following Exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release of USA Technologies, Inc. issued December 15, 2006

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf  by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer
Dated: December 21, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of USA Technologies, Inc. issued December 15, 2006